                     SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
---
 X   Definitive Proxy Statement
---
     Definitive Additional Materials
---
     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
---

                        MIDWEST BANCSHARES, INC.
------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

                                N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

 X   No fee required.
---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---
     1)   Title of each class of securities to which transaction applies:

            -------------------
     2)   Aggregate number of securities to which transaction applies:

            -------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:  $
                                                             --------------
     5)   Total fee paid:  $
                            -------------
     Fee paid previously with preliminary materials.
---
     Check box if any part of the fee is offset as provided by Exchange Act

--- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                NOTICE OF 1997 ANNUAL MEETING AND PROXY STATEMENT


                                                                March 21, 1997



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Midwest Bancshares, Inc., I cordially invite you to attend the 1997 Annual Meeting of Stockholders of the Company, to be held at 1:00 p.m. on April 28, 1997, at the main office of the Company, 3225 Division Street, Burlington, Iowa.

         In addition to the election of two directors of the Company, your Board of Directors is submitting for approval the ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company. The Board of Directors unanimously recommends that you vote for the election of the Board nominees for director and for the appointment of KPMG Peat Marwick LLP.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.



                                Very truly yours,



                                WILLIAM D. HASSEL
                                President and Chief Executive Officer

                            MIDWEST BANCSHARES, INC.
                              3225 Division Street
                             Burlington, Iowa 52601
                                 (319) 754-6526



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 1997



         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Midwest Bancshares, Inc. (the "Company") will be held at 1:00 p.m. Burlington, Iowa time, on April 28, 1997 at the main office of the Company, 3225 Division Street, Burlington, Iowa.

         A proxy card and a Proxy Statement for the Meeting are enclosed. The purpose of the Meeting is to consider and vote upon:

         (1)      The election of two directors of the Company;

         (2) The ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending December 31, 1997; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on February 28, 1997 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postpaid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                             By Order of the Board of Directors





                                             THOMAS A. JACOBS
                                             Secretary

Burlington, Iowa
March 21, 1997


-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-----------------------------------------------------------------------------

                            MIDWEST BANCSHARES, INC.
                              3225 Division Street
                             Burlington, Iowa 52601
                                 (319) 754-6526

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 1997


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midwest Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the main office of the Company, 3225 Division Street, Burlington, Iowa, on April 28, 1997 at 1:00 p.m. Burlington, Iowa time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about March 21, 1997. Certain of the information provided herein relates to Midwest Federal Savings and Loan Association of Eastern Iowa (the "Association"), a wholly owned subsidiary and the predecessor of the Company.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon proposals to elect two directors of the Company and to ratify the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending December 31, 1997.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of the nominees for director named below and for the proposals to ratify the appointment of KPMG Peat Marwick LLP. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Thomas A. Jacobs, Secretary, Midwest Bancshares, Inc., 3225 Division Street, Burlington, Iowa 52601.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS

         The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock entitled to vote is required to constitute a quorum at the Meeting. The two nominees for election as directors at the Meeting who receive the greatest number of votes cast for the election of directors at the Meeting shall become directors at the conclusion of the tabulation of votes. Approval of the proposal to ratify the appointment of KPMG Peat Marwick LLP requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Meeting.

         Proxies marked as abstaining from, and proxies returned by brokers as "non-votes" will be treated as present for purposes of determining a quorum at the Meeting; however, abstaining shares will have the same effect as a vote against the approval of the proposal to ratify the appointment of auditors while non-voted shares will have no effect on such proposal. Abstentions and non-voted shares will have no effect on the election of directors.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

         Stockholders of record as of the close of business on February 28, 1997 (the "Record Date") will be entitled to one vote for each share then held. As of that date, the Company had 349,379 shares of Common Stock issued and outstanding.

         The following table sets forth, as of the Record Date, certain information as to those persons who were known by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all directors and executive officers of the Company and the Association as a group.

                                             Shares
        Name and Address of               Beneficially             Percent
          Beneficial Owner                   Owned                 of Class
          ----------------                   -----                 --------

Midwest Bancshares, Inc.
 Employee Stock Ownership Plan              31,015(1)               8.88%
 3225 Division Street
 Burlington, Iowa  52601

Jeffrey L. Gendell et al.                   25,500(2)               7.30
 Tontine Partners, L.P.
 31 West 52nd Street, 17th Floor
 New York, New York 10019

Forrest L. Stewart et al.                   26,623(3)               7.62
 2714 Bittersweet Place
 Burlington, Iowa  52601

All directors and executive
 officers as a group (10 persons)          129,151(4)              33.68
-----------------------

(1) Burlington Bank and Trust, as trustee of the Employee Stock Ownership Plan (the "ESOP"), has sole voting and investment power as to the 12,000 shares under the ESOP which have not been allocated to participants, and may be deemed under applicable regulations to "beneficially own" the 12,000 shares. In addition, the trustee of the ESOP has shared voting power with respect to the 19,015 shares allocated to the accounts of ESOP participants.

(2) The above information regarding beneficial ownership by Jeffrey L. Gendell and Tontine Partners, L.P. ("Tontine") is as reported by Mr. Gendell and Tontine in a Schedule 13D dated August 22, 1995. Mr. Gendell reported sole voting and dispositive power with respect to 18,000 shares and shared voting and dispositive power with Tontine with respect to 7,500 shares. Mr. Gendell is the Managing Member of Tontine Management, L.L.C. which is the general partner of Tontine.

(3) The above information regarding beneficial ownership by Forrest L. Stewart and Service Realty Co. is as reported in a Schedule 13D dated May 19, 1993. Mr. Stewart reported sole voting and investment power as to 16,623 shares and Service Realty Co., for which Mr. Stewart serves as President, reported sole voting and investment power as to 10,000 shares. The Company has been informed of the death of Mr. Stewart subsequent to the filing of the
     Schedule 13D.

(4) This amount includes shares held directly, shares held in retirement accounts, including the ESOP, and held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and/or investment power. This amount also includes an aggregate of 9,040 shares granted to executive officers under the Company's Recognition and Retention Plan (the "RRP"), 6,310 of which have vested as of the Record Date (as adjusted for shares sold and shares withheld to satisfy applicable withholding and employment taxes) and the remaining 2,730 shares of which are scheduled to vest during the next year. This amount also includes an aggregate of 34,125 shares subject to options granted to directors and executive officers under the Company's 1992 Stock Option and Incentive Plan (the "Stock Option Plan") which are exercisable within 60 days of the Record Date.

                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information, as of the Record Date, regarding the composition of the Company's Board of Directors, including their terms of office. On January 27, 1997, the Board of Directors of the Company approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. There are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                        Shares of
                                                                                     Common Stock
                                 Position(s)                   Director     Term       Beneficially   Percent of
          Name            Held with the Company        Age      Since(1)   Expires      Owned(2)        Class
------------------------- ---------------------        ---     ---------   -------   --------------   -------

                                                     NOMINEES

Yuh-Fen (Boni) Lin        Director                     49        1992        2000        15,075(3)       4.3%
James E. Witte            Director                     62        1979        2000        12,275(3)       3.5


                                          DIRECTORS CONTINUING IN OFFICE

William D. Hassel         President, Chief             48        1985        1998        23,890(4)       6.7
                          Executive Officer
                          and Director

Henry L. Hirsch           Chairman of the Board        81        1958        1999         9,775(3)       2.8

Robert D. Maschmann       Executive Vice President,    41        1992        1999        21,007          5.9
                          Treasurer and Director

James R. Walker           Director                     49        1979        1998        16,025(3)       4.6

Edward C.
 Whitham, Jr.             Director                     57        1974        1998         4,404(3)       1.3

---------------------------

(1)  Includes service as a director of the Association.

(2) Amounts include shares held directly, as well as shares which are held in retirement accounts, including the ESOP, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.

(3) Includes an award of 2,275 shares subject to currently exercisable options granted to each non-employee director (i.e., directors other than Messrs. Hassel and Maschmann) under the Stock Option Plan.

(4) Amount includes an award of restricted shares of Common Stock granted to Mr. Hassel under the RRP, 80% of which have vested (as adjusted for shares withheld to satisfy applicable withholding and employment taxes) and an additional 20% of which vest within 60 days of the Record Date. Amount also includes 9,100 shares subject to options which are exercisable within 60 days of the Record Date granted to Mr. Hassel under the Stock Option Plan.

(5) Amount includes an award of restricted shares of Common Stock granted to Mr. Maschmann under the RRP, 80% of which have vested (as adjusted for shares withheld to satisfy applicable withholding and employment taxes) and an additional 20% of which vest within 60 days of the Record Date. Amount also includes 5,460 shares subject to options which are exercisable within 60 days of the Record Date granted to Mr. Maschmann under the Stock Option Plan.

         The business experience of each director is set forth below. All directors have held their present positions for at least five years unless otherwise indicated. Each individual has served as a director of the Company since its organization in July 1992, with the exception of Directors Maschmann and Lin, who joined the Company's Board later that same year.

         YUH-FEN (BONI) LIN has been clinical dietician at Burlington Medical Center since 1985. She has also been an owner/partner in several motels in the state of Washington since 1979.

         JAMES E. WITTE has been employed by Komick Construction, a real estate construction, management and maintenance company, since 1988. For the two years prior thereto, Mr. Witte was engaged part-time in farming, and from 1965 to 1985 was the owner/manager of a grain and livestock farming operation.

         WILLIAM D. HASSEL joined the Association in 1972 as Comptroller before being promoted to Treasurer in 1974 and to Chief Financial Officer in 1983. Mr. Hassel has served as President and Chief Executive Officer of the Association since 1989 and as President and Chief Executive Officer of the Company since its organization in 1992.

         HENRY L. HIRSCH has been a partner in the law firm of Hirsch, Adams, Krekel, Putnam, Cahill & Miller since 1948 and has served as the Association's General Counsel since 1958. Mr. Hirsch served as President of Midwest Federal from 1971 to 1977 and has served as Chairman of the Board since 1977.

         ROBERT D. MASCHMANN was appointed Executive Vice President of the Company and the Association in April 1994. Prior thereto, Mr. Maschmann served as Vice President and Treasurer of the Association since 1989 and of the Company since 1992. Mr. Maschmann is the Company's and the Association's chief financial and accounting officer, responsible for developing and implementing financial plans and policies, supervising the accounting functions and overseeing asset/liability activities. Mr. Maschmann served as Vice President and Controller of the Association from 1985 to 1989.

         JAMES R. WALKER has been a shareholder in the accounting firm of Walker & Egerton, P.C. since 1973.

         EDWARD C. WHITHAM, JR. has been the owner of Financial Management Accounting, an accounting and tax consulting firm, since 1989. From 1987 to 1989, Mr. Whitham was the President of Financial Management Consultants, an accounting and tax consulting firm. Since 1989, Mr. Whitham has also served as the business manager/treasurer of Employee Benefit Systems, Inc., a firm that administers employee benefit plans for governmental bodies, corporations and businesses.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND COMMITTEES

         Midwest Bancshares, Inc. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended December 31, 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Company are not paid a fee for serving on the Company Board.

         The Board of Directors of the Company has established the Company's Executive, Audit and Compensation Committees.

         The Company's Executive Committee exercises the powers of the full Board of Directors between board meetings, except that this Committee does not have the authority to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Company. The Executive Committee is composed of Directors Hirsch and Walker. The Executive Committee met 2 times during the year ended December 31, 1996.

         The Audit Committee is responsible for selecting the Company's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The current members of this Committee are Directors Whitham, Lin and Walker. This Committee met 1 time during the year ended December 31, 1996.

         The Compensation Committee recommends employee compensation benefits and personnel policies to the Board of Directors, as well as salaries and cash bonus plan distributions concerning executive officers of the Company and the Association. The current members of this Committee are Directors Whitham, Lin and Walker. This Committee met 2 times during the year ended December 31, 1996.

         The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of its nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

         Midwest Federal Savings and Loan Association of Eastern Iowa. The Association's Board of Directors meets monthly and may have additional special meetings. The Board of Directors met 14 times during the year ended December 31, 1996. During 1996, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. During fiscal 1996, each director received $550 per month with no additional compensation paid for special committee meetings. Effective January 1, 1994, employee directors no longer receive Board fees. No special committee meetings were held during fiscal 1996.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Thomas A. Jacobs, age 47, is Senior Vice President in charge of loan operations for the Association. His primary responsibilities include overall administration of the Association's lending operations, including real estate, consumer and commercial lending. Mr. Jacobs joined the Association in 1984 and served in several capacities in the Association's lending department prior to being promoted to his present position in 1989.

         Dennis L. Dietzman, age 47, joined the Association in 1988 as Vice President and marketing and business development manager. Mr. Dietzman is primarily responsible for planning and directing the Association's marketing function as well as establishing marketing objectives and programs designed to promote the growth of the Association. In addition, Mr. Dietzman serves as managing officer of Midwest Financial Products, Inc., the Association's sole active subsidiary, which is engaged in the sale of tax-deferred annuities and other financial products. Prior to joining Midwest Federal, Mr. Dietzman served as a Vice President, Consumer Loan Manager and Marketing Director of Hawkeye Bank & Trust for 15 years.

         Michele L. Schnicker, age 35, has been Vice President in charge of data processing with the Association since 1989. In this capacity, she is responsible for the overall administration of operations and data processing of the Association. Ms. Schnicker has been employed by the Association since 1980.

EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid or accrued by the Association for services rendered during the fiscal year ended December 31, 1996 to the Association's Chief Executive Officer. No other officer made in excess of $100,000 during fiscal 1996. The Company's officers do not receive any compensation from the Company for services performed in their capacities as officers of the Company.

                                             SUMMARY COMPENSATION TABLE
                                                                                Long Term
                                                                               Compensation
                                                                               ------------
                             Annual Compensation
                             -------------------
                                                                                         Awards
                                                                                         ------
                                                                                       Securities
                                                                        Restricted     Underlying
           Name and                                                        Stock        Options/       All Other
           Principal                            Salary        Bonus      Award(s)         SARs        Compensation
           Position                   Year       ($)         ($)(1)       ($)(2)          (#)            ($)(3)
           ---------                  ----      ------       ------     -----------    ----------     ------------
William D. Hassel                     1996     $111,930      $2,652         ---           ---            $3,570
President, Chief Executive            1995      108,700       2,601         ---           ---             3,700
 Officer and Director                 1994      106,708         101         ---           ---             3,292



(1) Represents a Christmas bonus of $152 paid to all full-time employees in 1996 and $101 paid to all full time employees in 1995 and 1994; as well as a bonus of $2,500 paid to Messrs. Hassel and Maschmann in 1996 and 1995.

(2) At December 31, 1996, Mr. Hassel held 1,092 unvested shares of restricted stock under the RRP with an aggregate fair market value of $29,757 at such date. Such shares are scheduled to vest, subject to certain conditions, on March 31, 1997. During the restricted period, holders of restricted stock under the RRP are entitled to receive any dividends paid on such shares.

(3) Represents a pre-tax medical insurance premiums paid on behalf of Mr. Hassel during 1996, 1995, and 1994.

         The following table sets forth information concerning the number and value of unexercised stock options held by the Company and the Association's Chief Executive Officer at December 31, 1996. No stock options were exercised during fiscal 1996 and no stock option awards were made under the Company's Stock Option Plan during fiscal 1996. All options granted to date expire ten years from the date of grant and have exercise prices per share equal to the market price per share of the Common Stock on the date of grant. The Stock Option Plan pursuant to which all options were granted was ratified by stockholders on April 26, 1993.

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTION/SAR VALUES
                                                                                               Value of
                                                          Number of Securities                Unexercised
                                                         Underlying Unexercised              In-the-Money
                                                            Options/SARs at                 Options/SARs at
                                                               FY-End (#)                     FY-End ($)
                                                         ----------------------             ---------------
                                Shares
                               Acquired
                                  on        Value
                               Exercise    Realized
            Name                  (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
            ----               --------    --------   -----------   -------------    -----------    -------------
      William D. Hassel           ---        ---         7,280          1,820        $125,58081)     $31,395(1)

(1) Represents the aggregate market value of incentive stock options to purchase 7,280 and 1,820 shares of Common Stock (market price less the exercise price of $10.00 per share), respectively, awarded to Mr. Hassel, based upon the average of the bid and asked price of $27.25 per share of the Common Stock on December 31, 1996.

EMPLOYMENT AGREEMENT

         The Association has entered into an employment agreement with Mr. Hassel. The employment agreement is designed to assist the Association and the Company in maintaining a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of their officers. This agreement has been approved by the Office of Thrift Supervision (the "OTS") as part of the Company's application for approval to become a savings and loan holding company for the Association. The employment agreement became effective on November 10, 1992 and provides for an annual base salary in an amount not less than the employee's current salary and for an initial term of three years. The agreement provides for termination upon the employee's death, for cause, or in certain events specified by OTS regulations. The employment agreement is terminable by the employee upon 90 days notice to the Association. The employment agreement provides for payment to the employee of up to 299% of the employee's then-current annual compensation in the event there is a change in control of the Association where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a change in control. Such termination payment is provided on a similar basis in connection with a voluntary termination of employment, where the change in control was at any time opposed by the Company's Board of Directors. For the purposes of the employment agreement, a change in control is defined to mean: (i) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of the Company, (ii) as a result of any cash tender offer, merger or other business combination, sale of assets or contested election, the persons who were directors of the Company cease to constitute a majority of the Board, or (iii) the shareholders approve the sale or other disposition of all or substantially all the assets of the Company; provided, however, that any such event shall not constitute a "change in control" if approved by the Company's Board of Directors. The agreement provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.
         Based on his current salary, if Mr. Hassel had been terminated as of December 31, 1996, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $345,000.

PENSION PLAN

         The Association participates in a multiple-employer non-contributory, defined benefit pension plan (the "Pension Plan") which covers substantially all employees and provides for monthly retirement benefits determined on the basis of the employee's (i) base salary (generally, the amounts shown in the Summary Compensation Table, above, exclusive of directors' fees and bonuses), averaged over the five years of highest compensation, and (ii) years of service. Separate actuarial valuations are not made for individual members of the Pension Plan. Pension costs and funding include normal costs and amortization of prior service costs over ten years. The book value of the assets of the Pension Plan fund exceeds its liability for vesting benefits. The Association had no pension funding expense for the last six fiscal years, due to the fully funded status of the Pension Plan.

         The following table illustrates annual pension benefits payable upon normal retirement (age 65), based on various levels of compensation and years of service and assuming payment in the standard form of benefit (single life annuity) under the terms of the Pension Plan.


                                            Pension Plan Table
 ----------------------------------------------------------------------------------------------------------
                                                   Years of Credited Service
  Highest Five-Year    ------------------------------------------------------------------------------------
   Average Annual
    Compensation          10            15            20             25             30             35
    ------------          --            --            --             --             --             --
      $ 40,000           8,000        12,000        16,000         20,000         24,000         28,000
        60,000          12,000        18,000        24,000         30,000         36,000         42,000
        80,000          16,000        24,000        32,000         40,000         48,000         56,000
       100,000          20,000        30,000        40,000         50,000         60,000         70,000
       120,000          24,000        36,000        48,000         60,000         72,000         84,000


         The annual retirement benefits shown in the table reflect a deduction for Social Security benefits and are not subject to further deductions or offsets. Mr. Hassel had 23 years of credited service under the Pension Plan as of December 31, 1996.

Certain Transactions

         The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to officers, directors and their affiliates have been made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to officers and directors must be approved by a majority of the disinterested directors and loans to other employees must be approved by the Association's loan committee. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. Current law requires that all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates.


                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending December 31, 1997.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 3225 Division Street, Burlington, Iowa 52601, no later than November 21, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                             By Order of the Board of Directors




                                             THOMAS A. JACOBS
                                             Secretary


Burlington, Iowa
March 21, 1997

                            MIDWEST BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 28, 1997


         The undersigned hereby appoints the Board of Directors of Midwest Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, 3225 Division Street, Burlington, Iowa, on April 28, 1997 at 1:00 p.m. Burlington, Iowa time, and at any and all adjournments and postponements thereof.

         1. The election as directors of all nominees listed below (except as marked to the contrary)

                    [ ] FOR                       [ ] VOTE WITHHELD

                  INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name in the list below.


                   YUH-FEN (BONI) LIN                 JAMES E. WITTE


         2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending December 31, 1997

                  [ ] FOR               [ ] AGAINST              [ ] ABSTAIN


         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         The Board of Directors recommends a vote "FOR" each of the listed proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement dated March 21, 1997 and an Annual Report to stockholders.



Dated:       , 1997         ------------------------
                            Signature of Stockholder


                            ------------------------
                            Signature of Stockholder

Please sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE